GENERAL (Tables)	12 Months Ended
Dec. 31, 2012
GENERAL [Abstract]
Schedule of Financial Results of Discontinued Operations
	Year ended December 31,
	2010	2011	2012

Revenues	$-	$-	$-
Total operating expenses	68	84	-

Operating loss	(68)	(84)	-

Net loss from discontinued operations	$(68)	$(84)	$-

Basic and diluted net loss per Ordinary share from discontinued operations	$(0.01)	$(0.02)	$-